                         NOTICE OF GUARANTEED DELIVERY
                                      for
                        TENDER OF SHARES OF COMMON STOCK
           (Including the Associated Preferred Stock Purchase Rights)
                                       of
                                PENNZOIL COMPANY
                                       to
                             RESOURCES NEWCO, INC.,
                          a wholly owned subsidiary of
                       UNION PACIFIC RESOURCES GROUP INC.

                   (Not To Be Used For Signature Guarantees)

     This form, or one substantially equivalent hereto, must be used to accept the Offer (as defined below) if certificates representing shares of Common Stock, par value $0.83 1/3 per share (including the associated Rights, as defined in the Offer to Purchase) (collectively, the 'Shares'), of Pennzoil Company, a Delaware corporation, are not immediately available, if the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). Such form may be delivered by hand or transmitted by facsimile transmission or mail to the Depositary. See Section 2 of the Offer to Purchase.

                        The Depositary for the Offer is:

                              THE BANK OF NEW YORK

          By Mail:           Facsimile Transmission:    By Hand or Overnight
Tender & Exchange Department      (212) 815-6213              Courier:
       P.O. Box 11248            (For Eligible      Tender & Exchange Department
   Church Street Station       Institutions Only)        101 Barclay Street
     New York, New York                              Receive and Deliver Window
         10286-1248          Confirm by Telephone:    New York, New York 10286
                                 (800) 507-9357

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER
THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

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Ladies and Gentlemen:

     The undersigned hereby tenders to Resources Newco, Inc., a Delaware corporation and a wholly owned subsidiary of Union Pacific Resources Group Inc., a Utah corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated June 23, 1997 and the related Letter of Transmittal (which, together with any amendments or supplements thereto, constitute the 'Offer'), receipt of which is hereby acknowledged, ____________ shares of Common Stock, par value $0.83 1/3 per share (the 'Shares'), of Pennzoil Company, a Delaware corporation, pursuant to the guaranteed delivery procedure set forth in
Section 2 of the Offer to Purchase.

Signature(s) ______________________   Address(es) ______________________________

___________________________________   __________________________________________
                                                                      (Zip Code)
Name of Record Holder(s):
                                      Area Code and Tel. No(s). ________________
___________________________________
                                      Complete and check ONE box if Shares will
___________________________________   be tendered by book-entry transfer:

Certificate No(s). (if available):    Account No. _________________________ at

___________________________________   / /  The Depository Trust Company
                                      / /  Philadelphia Depository Trust Company
___________________________________

___________________________________

___________________________________

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, (a) represents that such tender of Shares complies with Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), and (b) guarantees delivery to the Depositary, at one of its addresses set forth above, of certificates representing the Shares tendered hereby in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's accounts at The Depository Trust Company or the Philadelphia Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), and any other required documents, within three New York Stock Exchange, Inc. trading days after the date hereof.

                    ________________________________________
                    (Name of Firm)

                    ________________________________________
                    (Authorized Signature)

                    ________________________________________
                    (Name)

                    ________________________________________
                    (Address)

                    ________________________________________
                    (Zip Code)

                    ________________________________________
                    (Area Code and Telephone No.)

Dated: ___________________, 1997

NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE.
      CERTIFICATES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.